United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 12, 2003
                                                   ------------------


Commission file number     1-11983



                           FPIC Insurance Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



         Florida                                           59-3359111
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)




225 Water Street, Suite 1400, Jacksonville, Florida             32202
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      (Address of principal executive offices)               (Zip Code)



                                 (904) 354-2482
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                  www.fpic.com
              ----------------------------------------------------
                         (Registrant's Internet Address)

Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits
                  --------

                  Exhibit Number      Description of Exhibits
                  --------------      -----------------------

                  99 FPIC Insurance Group, Inc. Earnings Press Release dated November 12, 2003

Item 12.  Disclosure of Results of Operations and Financial Condition.
----------------------------------------------------------------------
The following information, including an exhibit, is being furnished under Item 12 Disclosure of Results of Operations and Financial Condition.

On November 12, 2003, FPIC Insurance Group, Inc. ("FPIC") issued an earnings press release announcing selected financial data concerning FPIC's third quarter 2003 unaudited consolidated results of operations and financial condition presented in accordance with accounting principles generally accepted in the United States of America (GAAP). A copy of FPIC's press release dated November 12, 2003 is attached hereto as Exhibit 99 and is furnished as a part of this filing.

For additional information regarding FPIC's third quarter results of operations and financial condition, see FPIC's Securities and Exchange Commission ("SEC") Form 10-Q filed with the SEC on November 12, 2003.

Signature
---------
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FPIC INSURANCE GROUP, INC.



Date:  November 12, 2003                By:  /s/ John R. Byers
                                           -------------------------------------
                                        John R. Byers
                                        President and Chief Executive Officer




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

                                  EXHIBIT INDEX


         Exhibit Number             Description of Exhibits
         --------------             -----------------------

         99 FPIC Insurance Group, Inc. Earnings Press Release dated November 12, 2003







                                       3